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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------



                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               October 31, 2000




                                FMC CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                       1-2376                 94-4079804
----------------------------             ------                 ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)



              200 East Randolph Drive, Chicago, Illinois   60601
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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Item 5. Other Events

On October 31, 2000, FMC Corporation issued the following release:

FMC TO SPLIT INTO CHEMICALS AND MACHINERY COMPANIES;
PLANS IPO OF ITS MACHINERY BUSINESS;
ANTICIPATES TAX-FREE MACHINERY SPIN-OFF IN 2001

CHICAGO, October 31, 2000--FMC Corporation today announced a strategic restructuring that ultimately would split the corporation into two, independent publicly traded companies--a machinery business and a chemicals business.

     According to FMC Chairman and CEO Robert N. Burt: "We believe this action should allow all our businesses to take a more focused, entrepreneurial approach to growing their individual markets and serving their customers more effectively in a marketplace that values speed, customer focus, innovation and, above all, growth. The net result should be increased earnings power."

     He pointed out that the two groups had few synergies, with different customers, different technologies, different research and development requirements. "This move will allow each business to strengthen their own identities, maximize growth potential and focus management expertise on their respective operations," Burt noted.

     "This split also would allow shareholders to realize the value inherent in both our machinery and chemicals businesses. Because we've operated as a diversified company, much of that value, especially in our oil field services business, is not being recognized by the stock market. The financial community would be able to make more focused investment decisions," he said.

     As the first step, FMC said it is planning an initial public offering of up to 20 percent of the machinery business by the second quarter 2001. FMC intends to use the proceeds from the offering to reduce FMC debt. Subject to market conditions, final board approval and a favorable tax ruling, FMC intends to make a tax-free distribution of the remaining shares of the machinery company by the end of 2001.

     Burt will continue as FMC chairman and chief executive officer and will oversee the restructuring. Under this plan, the chemicals business initially would continue to operate under the current FMC corporate structure. As independent companies, each business will have its own management team and board of directors. FMC said that FMC President Joe Netherland will run the machinery business, which will be headquartered in Chicago. The chemicals business ultimately will be headquartered in Philadelphia, with a management team to be announced at a later date.

     "FMC has a long and proud history as a company able to re-invent itself to meet the needs of our customers and to provide value to our shareholders," said Burt. "This next step better focuses us on providing technology and providing solutions to customers that meet the needs of the marketplace."
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     The company does not expect any significant impact on overall employment as a result of the restructuring, but acknowledged that re-assignments are likely next year, given the need to support the new structures of the businesses. Current responsibilities for line operations below the corporate level are unlikely to change, so reassignments are likely to be limited to Chicago staff.

     Merrill Lynch is financial advisor to FMC and is anticipated to be the lead underwriter for the planned initial public offering.

     The machinery company will comprise FMC's Energy Systems and Food and Transportation Systems businesses. In total, these businesses represent about $2 billion in 1999 sales and more than $160 million in operating profit. The largest business is the $1.1 billion Energy Services business, which is focused on deepwater, offshore development of oil and gas fields. Its broad range of capabilities and fast-track technological leadership make FMC Energy Systems the market leader in providing integrated deepwater production systems. Revenues for Energy Systems have grown 15 percent per year since 1993. Acquisitions added to growth in the subsea, floating production and measurement markets--with key acquisitions in Norway and Brazil strengthening FMC's global position. In addition, year 2000 research and development expenditures are three times the 1996 level, strengthening the company's ongoing technology leadership position. Within the food processing industry, FMC FoodTech is a global food industry supplier and technology leader, holding number one or number two positions in the niches where it competes, including citrus systems, sterilizing, freezing systems and poultry processing. Equipment provided by FMC Airport Systems is standard for modern airports and airlines, from helping passengers board aircraft to loading cargo to deicing planes.

     The chemicals business, totaling about $2 billion in 1999 sales and more than $280 million in operating profit, will be composed of FMC's specialty and industrial chemicals businesses, as well as its Agricultural Products Group. Within Specialty Chemicals, FMC applies leading-edge technology to highly specific applications in three major market areas: food ingredients, pharmaceuticals and specialty applications. Its biopolymer business is a leading supplier of carrageenan, alginate and microcrystalline cellulose used in food applications and in providing solutions to the pharmaceutical and personal care industries. Within Industrial Chemicals, FMC holds strong positions--driven by innovative process technology--in three high-volume chemical groups: soda ash, hydrogen peroxide and phosphates. FMC's Agricultural Products business has a strong portfolio of crop protection products that meet important market needs around the globe. Efforts focus on lower application rates, more environmentally compatible products, alternatives to insect-resistant products and products that can be adapted to developing countries. A genomics-based discovery strategy, focused on insecticides, holds the promise of future, cost-effective innovation.

          The spin-off is subject to market conditions, among other conditions. In the event that FMC does not complete the spin-off, FMC may pursue other strategic restructuring options.
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PAGE 4

     Safe Harbor Statement under the Private Securities Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements that are subject to risks and uncertainties relating to the proposed initial public offering and spin-off of FMC's machinery business, including the impact of the proposed initial public offering and spin-off on FMC's and the new company's results of operations, the financial accounting consequences of the proposed transaction, the impact of the spin-off on FMC's stock price and its relationships with customers and employees, the tax consequences of the transaction to FMC and its stockholders, changes in business climate or market conditions or other factors which could make the proposed initial public offering or spin-off unadvisable. Statements in this news release that are forward-looking statements are also subject to various risks and uncertainties concerning specific factors in the corporation's 1999 Form 10-K and other SEC filings. Such information contained herein represents management's best judgment as of the date hereof based on information currently available. The corporation does not intend to update this information and disclaims any legal obligation to the contrary.

     There will be a live audio webcast of FMC's regularly scheduled biannual meeting with security analysts beginning at 8:30 a.m. (Eastern Standard Time) on Friday, November 3, 2000. The event will be available on www.fmc.com--as will a replay. Please note that Real Network's Real Player is required to access the audio webcast. It can be downloaded from www.real.com.
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PAGE 5
                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC CORPORATION


                            By /s/ Stephen F. Gates
                               --------------------
                               Stephen F. Gates
                               Senior Vice President, General
                                Counsel and Secretary



Date: October 31, 2000